UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)		63136 ------------------ (Zip Code)

Registrant's telephone number, including area code: (314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
On April 28, 2017, Emerson Electric Co. (the "Company") completed the previously announced acquisition of the Valves and Controls business ("Valves & Controls") of Pentair plc, an Irish public limited company ("Pentair"), for $3.15 billion in cash, subject to post-closing adjustments.  The acquisition was completed pursuant to the terms of the share purchase agreement dated as of August 18, 2016 (as amended, the "Purchase Agreement") by and between the Company and Pentair.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 hereto. The representations, warranties and covenants contained in the Purchase Agreement are solely for the benefit of the parties to the Purchase Agreement. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of any party to the Purchase Agreement.

Item 7.01 Regulation FD Disclosure
On April 28, 2017, the Company issued a press release announcing that it closed the acquisition of Valves & Controls from Pentair.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement dated as of August 18, 2016 by and between Emerson Electric Co. and Pentair plc, incorporated by reference to Emerson Electric Co. 2016 Form 10-K, File No. 1-278, Exhibit 10(x)
99.1	Emerson Electric Co. Press Release dated April 28, 2017

The information in Item 7.01 and in Exhibit 99.1 herein is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K that are not strictly historical may be "forward-looking" statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in Emerson's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	April 28, 2017	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

10.1	Purchase Agreement dated as of August 18, 2016 by and between Emerson Electric Co. and Pentair plc, incorporated by reference to Emerson Electric Co. 2016 Form 10-K, File No. 1-278, Exhibit 10(x)
99.1	Emerson Electric Co. Press Release dated April 28, 2017